Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 13

Commitments and Contingencies:

Commitments

In December 2019, the Company entered into a feasibility development agreement (the “Development Agreement”) with Adare Pharmaceuticals, Inc. (“Adare”), pursuant to which the Company intends to utilize Adare’s proprietary modified release technologies in the development of mazindol for use in the Company’s product candidates used for the treatment of narcolepsy and ADHD. The formulation to be developed by Adare under this Development Agreement is intended to be owned solely by the Company. Upon completion of certain milestones, as defined in the Development Agreement, the Company is obligated to pay Adare up to $840,000. In January 2021, the Company and Adare agreed to terminate the Development Agreement, effective as of December 19, 2020. The project was never started and the Company has no liability to Adare.

Litigation

The Company may become involved in miscellaneous litigation and legal actions, including product liability, consumer, commercial, tax and governmental matters, which can arise from time to time in the ordinary course of the Company’s business. Litigation and legal actions are inherently unpredictable, and excessive verdicts can result in such situations. The Company is not currently involved in any such matters.

COVID-19

In December 2019, a novel strain of coronavirus (“COVID-19”) emerged in Wuhan, China. Since then, it has spread to several other countries and infections have been reported around the world. On March 11, 2020, the World Health Organization declared the outbreak of COVID-19 a global pandemic. In response to the outbreak, governmental authorities in the United States, Canada and internationally, including in Switzerland, have introduced various recommendations and measures to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing. The COVID-19 outbreak and the response of governmental authorities to try to limit it are having a significant impact on the private sector and individuals, including unprecedented business, employment and economic disruptions. The continued spread of COVID-19 in the United States, Canada and globally, including in Switzerland, could have an adverse impact on our business, operations and financial results, including through disruptions in our cultivation and processing activities, supply chains, as well as a deterioration of general economic conditions including a possible national or global recession. Shelter-in-place orders and social distancing practices designed to limit the spread of COVID-19 may affect our ability to conduct clinical studies.

The Company has not been adversely affected from the effects of the COVID-19 outbreak, neither from any delay in its clinical development activities nor by its ability to source necessary financing to fund its operations. In view of the continuing uncertainty about the further development of COVID-19, an adverse development can be expected in 2021, but its financial impact on the Company cannot yet to be adequately and conclusively assessed.